UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2022

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b) Voting Results.

At the 2022 annual meeting of shareholders (the “2022 Annual Meeting”) of First United Corporation (the “Corporation”) held on May 12, 2022, the shareholders voted on the four proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. All proposals were approved except for Proposal 2, which required the approval of at least two-thirds of all outstanding shares entitled to be voted at the 2022 Annual Meeting. The results of the votes are set forth below.

Proposal 1 – Election of two nominees to serve on the Corporation’s Board of Directors (the “Board”), each until the 2023 annual meeting of shareholders and until his successor is duly elected and qualified.

	For	Withheld	Abstain	Broker Non- Votes
I. Robert Rudy	3,627,027	443,193	12,376	1,152,424
H. Andrew Walls III	3,656,941	396,923	28,732	1,152,424

Proposal 2 – Amendment of the Corporation’s charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter:

For	Against	Abstain	Broker Non- Votes
3,827,856	234,346	20,394	1,152,424

Proposal 3 – Adoption of advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2021:

For	Against	Abstain	Broker Non- Votes
3,581,502	461,631	39,463	1,152,424

Proposal 4 – Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non- Votes
5,113,053	13,272	108,696	-

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 16, 2022	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO